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                                                                       Ex. 10.52

                                   [TFC LOGO]

TEXTRON FINANCIAL CORPORATION                           333 EAST RIVER DRIVE
SUBSIDIARY OF TEXTRON INC.                              SUITE 104
                                                        EAST HARTFORD, CT 06108
                                                        (860) 282-7776 PHONE
                                                        (860) 282-9053 FAX

Robert E. Mead, Chief Executive Officer
Silverleaf Resorts, Inc.
1221 Riverbend Drive, Suite 105
Dallas, TX 75221

March 5, 2004

Re: $71,000,000 credit facility [Tranche B] (the "Loan") provided to Silverleaf Resorts, Inc. ("Borrower") pursuant to that certain Amended and Restated Loan, Security and Agency Agreement (Tranche B) dated as of April 30, 2002, as amended by Letter Amendment dated March 27, 2003, and as further amended by First Amendment to Amended and Restated Loan, Security and Agency Agreement dated as of December 19, 2003, by and among Borrower, the parties, including Textron Financial Corporation ("TFC"), a Delaware Corporation, which execute and deliver the Agreement, in their respective capacities as lenders, and Textron Financial Corporation, as Facility Agent and Collateral Agent (the "Loan Agreement")

Dear Bob:

Reference is hereby made to the Loan Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Loan Agreement.

This letter shall confirm that, in connection with the Inventory Loan to be provided in connection with that certain Amended and Restated Loan and Security Agreement (Inventory Loan) between TFC and Borrower dated as of March 5, 2004, the Loan Agreement is hereby modified in part, effective as of the date hereof, as follows:

         1. All references to the term "Inventory Loan" in the Loan Agreement shall mean, singly and collectively, that certain $10,000,000 timeshare interval inventory loan and that certain $8,000,000 timeshare interval inventory loan provided by TFC to Borrower pursuant to that certain Amended and Restated Loan and Security Agreement dated as of March 5, 2004 by and between Borrower and TFC, as the same may hereafter be amended from time to time.

         2.       TFC's maximum obligation under the Inventory Loan shall be:
                  (i) $18,000,000.00 prior to August 31, 2004; and (ii)
                  $16,000,000.00 after August 31, 2004 and prior to the Final Maturity Date.

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         3.       TFC and Borrower hereby acknowledge and agree that TFC hereby absolutely releases its security in the Notes Receivable and related Mortgages that are the primary Collateral for the Heller Facility. TFC and Borrower hereby acknowledge and agree that the Heller Facility shall no longer be secured by the Additional Resort Collateral, the Land or the Pledged Notes Receivable and all proceeds of or from them (including all Notes Receivable comprising the Ineligible Note Portfolio) securing TFC's Facilities and/or the Sovereign Facility. TFC and Borrower further acknowledge and agree that any obligation of TFC to act as agent for Heller under the Loan Agreement is hereby discharged.

         4. Section 2.9 of the Loan Agreement is hereby deleted in its entirety and in its place instead is substituted the following:

                  "2.9     MAXIMUM OBLIGATION OF TEXTRON FINANCIAL CORPORATION
                  UNDER THE LOAN, THE ADDITIONAL CREDIT FACILITY, THE TRANCHE C FACILITY AND THE INVENTORY LOAN. Borrower acknowledges, agrees and confirms that notwithstanding anything to the contrary herein, in any other Loan Document or in any document evidencing or securing the Additional Credit Facility, the Tranche C Credit Facility or the Inventory Loan, Lender shall not be obligated to fund any Advance hereunder, which when taken together with the Loans or Advances made by Lender, on its own behalf as Lender (and as opposed to Advances required to be made by Lender's participants and co-lenders under the Loan Agreement or the Additional Credit Facility), to the Borrower under this Agreement, the Additional Credit Facility, the Tranche C Credit Facility and the Inventory Loan, would cause the aggregate amount of such Loans and Advances by Lender on its own behalf to Borrower to exceed a maximum aggregate amount of: (i) prior to August 31, 2004-$56,996,300 and (ii) after August 31, 2004 and prior to the Final Maturity Date-$54,996,300."

         5. Section 7.2(k) of the Loan Agreement is hereby deleted in its entirety and in its place instead is substituted the following:

                  "(k) MODIFICATIONS OF HELLER DOCUMENTS, DZ DOCUMENTS, BOND HOLDER EXCHANGE DOCUMENTS, SOVEREIGN DOCUMENTS, SILVERLEAF FINANCE II DOCUMENTS AND OTHER DEBT INSTRUMENTS. Borrower shall not amend or modify the Sovereign Documents, the DZ Documents, the Bondholder Exchange Documents, the Silverleaf Finance II Documents or the documents evidencing any other indebtedness of Borrower, nor shall Borrower extend, modify, increase or terminate the DZ Facility, the Bond Holder Exchange Transaction, the Sovereign Facility, the TFC Conduit Loan or any other credit facility or loan, without the prior written consent of Lender, which consent shall not be unreasonably withheld. Borrower shall not agree to any modification of the maturity date of the Heller Facility so that it matures prior to February 28, 2006."

In addition, the Loan Documents are hereby modified in part, effective as of the date hereof, as follows:

         1. All references to the term "Inventory Loan" in the Loan Documents shall mean, singly and collectively, that certain $10,000,000 timeshare interval inventory loan and that certain $8,000,000 timeshare interval inventory loan provided by TFC to Borrower pursuant to that certain Amended and Restated Loan and Security Agreement dated as of March 5, 2004 by and between Borrower and TFC, as the same may hereafter be amended from time to time.

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         2.       All references to the term "Inventory Loan Note" in the Loan
                  Documents shall mean: (i) that certain Amended and Restated Secured Promissory Note dated April 30, 2002, by Silverleaf Resorts, Inc. in favor of Textron Financial Corporation, in the original principal amount of Ten Million Dollars ($10,000,000.00); and (ii) that certain Secured Promissory Note dated March 5, 2004, by Silverleaf Resorts, Inc. in favor of Textron Financial Corporation, in the original principal amount of Eight Million Dollars ($8,000,000.00), as the same may hereafter be amended from time to time.

This Letter Amendment ("Letter Amendment") may be executed in two or more counterparts, all of which together shall be considered a single instrument. Delivery of an executed counterpart of a signature page to this Letter Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Letter Amendment.

Except as expressly set forth herein, this Letter Amendment does not constitute a waiver of any term or condition of the Loan, and the Loan Agreement and the Loan Documents shall remain in full force and effect.

This Letter Amendment is conditioned upon execution of similar Agreements relating to the other Textron credit facilities and upon execution of the modifications of the Heller Loan Documents and Sovereign Loan Documents contemplated by that certain Second Amended and Restated Intercreditor Agreement dated as of March 5, 2004 by and among TFC, Heller Financial, Inc. and Sovereign Bank.

Please confirm your acknowledgement of and agreement with the terms of this Letter Amendment by signing in the appropriate space below.

                                             Very truly yours,
                                             TEXTRON FINANCIAL CORPORATION,
                                             a Delaware corporation

                                              /S/ JOHN D'ANNIBALE
                                             -----------------------------------
                                             By:  John D'Annibale
                                             Its: Vice President

The undersigned party acknowledges its agreement with the terms and conditions of this Letter Amendment:

                                              SILVERLEAF RESORTS, INC.

                                              /S/ HARRY J. WHITE, JR.
                                             -----------------------------------
                                             By:  Harry J. White, Jr.
                                             Its: CFO